UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2016

AROWANA INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36813	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Level 11, 153 Walker Street

North Sydney, NSW 2060

Australia

(Address of principal executive offices)

+612-8083-9800

(Issuer’s telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

AROWANA INC. (“ARWA”) HAS MADE AND INTENDS TO CONTINUE TO MAKE PRESENTATIONS TO CERTAIN OF ITS SHAREHOLDERS AND WARRANTHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ARWA’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION (THE “BUSINESS COMBINATION”) WITH VIVOPOWER INTERNATIONAL PLC (“VIVOPOWER”), AS DESCRIBED IN THIS REPORT, IN ARWA’S CURRENT REPORT ON FORM 8-K FILED ON AUGUST 16, 2016 AND IN VIVOPOWER’S REGISTRATION STATEMENT ON FORM S-4 INITIALLY FILED ON AUGUST 24, 2016, AS AMENDED (FILE NO. 333-213297) (THE “REGISTRATION STATEMENT”). THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF ARWA’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN MAY 2015, IS ASSISTING ARWA IN THESE EFFORTS, FOR WHICH EBC WILL RECEIVE A FEE OF APPROXIMATELY US$3,300,000 IF THE BUSINESS COMBINATION IS SUCCESSFULLY CONSUMMATED. ARWA, ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETINGS OF ARWA SHAREHOLDERS AND WARRANTHOLDERS TO BE HELD IN CONNECTION WITH THE BUSINESS COMBINATION.

SHAREHOLDERS AND WARRANTHOLDERS OF ARWA AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH VIVOPOWER’S ISSUANCE OF SECURITIES AND ARWA’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETINGS OF SHAREHOLDERS AND WARRANTHOLDERS, AS WELL AS THE REGISTRATION STATEMENT OF WHICH THE PROXY STATEMENT/PROSPECTUS FORMS A PART AND ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT/PROSPECTUS, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ARWA’S IPO FINAL PROSPECTUS, DATED MAY 1, 2015, AND ARWA’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 29, 2016, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE ARWA OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO SHAREHOLDERS AND WARRANTHOLDERS OF ARWA AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. SECURITYHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: MORROW SODALI, 470 WEST AVENUE, STAMFORD CT 06902, (800) 662-5200, ARWA.INFO@MORROWCO.COM. THESE DOCUMENTS, ONCE AVAILABLE, AND ARWA’S IPO FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ARWA or VIVOPOWER, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report and the exhibits hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. vivopower’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, ARWA’S and vivopower’s expectations with respect to future performance, anticipated financial impacts of the TRANSACTIONS DESCRIBED HEREIN; approval of the transactions by security holders; the satisfaction of the closing conditions to the transactions; and the timing of the completion of the transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; natural disasters; changing interpretations of INTERNATIONAL FINANCIAL REPORTING STANDARDS; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which VIVOPOWER is engaged; fluctuations in customer demand; general economic conditions; and geopolitical events and regulatory changes. Other factors include the possibility that the TRANSACTIONS do not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in ARWA’S most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning ARWA AND VIVOPOWER, the transactions DESCRIBED HEREIN or other matters and attributable to ARWA AND VIVOPOWER or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither ARWA NOR VIVOPOWER undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

THIS COMMUNICATION IS ONLY BEING DISTRIBUTED TO, AND IS ONLY DIRECTED AT (I) PERSONS WHO ARE OUTSIDE THE UNITED KINGDOM; OR (II) PERSONS HAVING PROFESSIONAL EXPERIENCE IN MATTERS RELATING TO INVESTMENTS WHO FALL WITHIN THE DEFINITION OF "INVESTMENT PROFESSIONALS" IN ARTICLE 19(5) OF THE UK FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005; OR (III) HIGH NET WORTH BODIES CORPORATE, UNINCORPORATED ASSOCIATIONS AND PARTNERSHIPS AND TRUSTEES OF HIGH VALUE TRUSTS AS DESCRIBED IN ARTICLE 49(2) OF THE UK FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005 (ALL SUCH PERSONS IN (I) TO (III) ABOVE BEING REFERRED TO AS "RELEVANT PERSONS"). THE SECURITIES TO BE OFFERED IN CONNECTION WITH THE BUSINESS COMBINATION ARE ONLY AVAILABLE TO, AND ANY INVITATION, OFFER OR AGREEMENT TO SUBSCRIBE, PURCHASE OR OTHERWISE ACQUIRE SUCH SECURITIES WILL BE ENGAGED IN ONLY WITH RELEVANT PERSONS, AND ANY PERSON WHO IS NOT A RELEVANT PERSON SHOULD NOT RELY ON OR ACT UPON THIS COMMUNICATION.

Item 1.01	Entry into a Material Definitive Agreement.

On October 18, 2016, Arowana Inc., a Cayman Islands exempted company (“ARWA”), entered into Amendment No. 1 (the “Amendment”) to the Contribution Agreement (the “Contribution Agreement”), dated August 11, 2016, by and among ARWA, Arowana International Limited, an Australian company affiliated with certain of ARWA’s officers, directors and shareholders (“AWN”), and VivoPower International PLC, an England and Wales public limited company and wholly-owned subsidiary of AWN (“VivoPower”).

Pursuant to the Contribution Agreement as in effect prior to the Amendment, ARWA agreed to contribute to VivoPower the funds held in the trust account that holds the proceeds of ARWA’s initial public offering, less certain transaction expenses, amounts used to pay ARWA public shareholders who properly exercise their conversion rights in connection with the vote to approve the transactions contemplated by the Contribution Agreement (the “Transactions”) and reserves for liquidation and dissolution expenses, in exchange for ordinary shares of VivoPower. To the extent ARWA public shareholders sought conversion of fewer than the maximum number of public shares permitted under the Contribution Agreement, ARWA would use the excess funds held in the trust account to purchase additional shares of VivoPower from VivoPower, who would in turn utilize those funds to repurchase a like number of VivoPower shares from AWN, subject to certain limitations.

Pursuant to the Amendment, the parties modified the Contribution Agreement as follows:

●

It is a condition to the parties’ obligations to consummate the Transactions that ARWA public shareholders seek conversion of less than a maximum number of ARWA public shares. This condition was modified by increasing the maximum from 2,732,400 shares to 6,127,200 shares. Accordingly, the minimum amount of cash ARWA is required to contribute to VivoPower was decreased from $56,585,520 to $21,958,560 (less certain fees and expenses incurred by ARWA) and the minimum number of shares VivoPower is required to deliver to ARWA in exchange for such minimum contribution was decreased from 9,444,950 to 6,050,150. In addition, the provision of the Contribution Agreement giving ARWA or VivoPower the right to terminate the agreement if ARWA public shareholders seek conversion of more than the maximum number of ARWA public shares was correspondingly modified.

●

To the extent that more than $21,958,560 remains in ARWA’s trust account after payments to ARWA public shareholders who properly exercise their conversion rights, ARWA will use the excess funds to purchase additional VivoPower ordinary shares from VivoPower. However, VivoPower will in turn utilize those funds to repurchase VivoPower ordinary shares from AWN only to the extent that more than $56,585,520 remains in ARWA’s trust account after such conversion payments, the same conditions that would have resulted in such repurchases pursuant to the Contribution Agreement as in effect prior to the Amendment.

●

In connection with the Transactions, VivoPower will acquire certain businesses, including Aevitas O Holdings Pty Ltd (“OptionCo”). The consummation of these acquisitions (the “Contingent Acquisitions”) is conditional on the closing of the Transactions. In addition, as soon as practical after the closing of the Transactions and the Contingent Acquisitions, OptionCo will acquire over 99% of Aevitas Group Limited (“Aevitas”). The acquisition of Aevitas in turn would have triggered the repurchase or redemption of certain outstanding unsecured notes and convertible non-cumulative preference shares of Aevitas. Under the Amendment, however, the notes and preference shares will remain outstanding on mutually agreed terms and will be redeemable for ordinary shares of VivoPower in accordance with their terms. Furthermore, under the Amendment, it is a condition to the parties’ obligations to consummate the Transactions that the notes and preferred shares be amended in order to effectuate the changes described above.

The foregoing summary of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

ARWA is furnishing the press release attached hereto as Exhibit 99.1 and the investor presentation attached hereto as Exhibit 99.2 as Regulation FD disclosure material. The investor presentation will be used by ARWA and VivoPower in presentations to certain of the ARWA shareholders and other interested parties.

The information furnished under this Item 7.01, including the exhibits related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any disclosure document of ARWA, except as shall be expressly set forth by specific reference in such documents.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)     Exhibits:

Exhibit	Description

2.1*	Amendment No. 1 to Contribution Agreement, dated as of October 18, 2016, by and among Arowana Inc., VivoPower International PLC and Arowana International Limited.

99.1	Press release.

99.2	Investor presentation.

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). ARWA agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2016

AROWANA INC.

By: /s/ Kevin T. Chin
Name: Kevin T. Chin
Title: Chief Executive Officer